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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    April 7, 1997
                                                            -------------


                           PRINTRAK INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)




        Delaware                    000-20719                  33-0070547
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No)




            1250 North Tustin Avenue, Anaheim,  California      92807
          -----------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (714) 238-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



                             Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS

     On April 7, 1997, PRINTRAK INTERNATIONAL INC. (the "Registrant") entered into an Agreement and Plan of Reorganization and Merger (the "Agreement") with TFP ACQUISITION CORP. ("Merger Sub"), a South Carolina corporation and wholly-owned subsidiary of the Registrant, and TFP INC. ("TFP"), a South Carolina corporation, pursuant to which Merger Sub will, subject to certain conditions, merge with and into TFP (the "Merger"). As a result of the Merger, TFP would become a wholly-owned subsidiary of Printrak and the outstanding shares and outstanding warrants to purchase shares of TFP Common Stock and Series A Preferred Stock (other than shares owned by the Company or those owned by Dissenting Shareholders) would be converted into an aggregate of 1,400,000 shares of fully paid and non-assessable Common Stock, $.0001 par value, of Printrak, subject to possible adjustment as set forth in the Agreement. The outstanding options to purchase shares of TFP Common Stock would be converted into the right to acquire 116,496 shares of Common Stock of Printrak. The Merger is subject to customary conditions, including approval of the shareholders of TFP, and is expected to be completed by April 30, 1997.


ITEM 7.  EXHIBITS

EXHIBIT NO.    DESCRIPTION

10.1 Agreement and Plan of Reorganization and Merger dated April 7, 1997 among Registrant, TFP Acquisition Corp., and TFP Inc.

99.1      Press Release dated April 7, 1997.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PRINTRAK INTERNATIONAL INC.



Date:  April 16, 1997         By:      /s/ Kevin McDonnell
                                   ------------------------------
                                   Kevin McDonnell
                                   Chief Financial Officer and Director

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                                  EXHIBIT INDEX


                                                                      SEQUENTIAL
EXHIBIT NO.    DESCRIPTION                                              PAGE NO.
-----------    -----------                                              --------

10.1           Agreement and Plan of Reorganization and Merger               5
               dated April 7, 1997 among Registrant, TFP Acquisition
               Corp., and TFP Inc.


99.1           Press Release dated April 7, 1997                            48